UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

366 MADISON AVENUE, 11TH FLOOR NEW YORK, NEW YORK, 10017, UNITED STATES
(Address of principal executive offices, including zip code)

(646) 600-9181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Subordinate Voting Shares, no par value	ACRGF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Standby Equity Distribution Agreement

On May 29, 2020, Acreage Holdings, Inc. (the “Company”) entered into a Standby Equity Distribution Agreement with an institutional investor (the “Investor”), pursuant to which the Company may, at its discretion, periodically sell to Investor, and pursuant to which Investor may, at its discretion, require the Company to sell to it, up to $50,000,000 of the Company’s Class A Subordinate Voting Shares, no par value (the “Subordinate Voting Shares”). For each Subordinate Voting Share purchased under the Standby Equity Distribution Agreement (the “Shares”), the Investor will pay the Company the greater of (i) 95% of the lowest daily volume weighted average price of the Subordinate Voting Shares on the Canadian Securities Exchange or other principal market on which the Subordinate Voting Shares are traded (the “Principal Market”) for the five consecutive trading days immediately following the date the Company or the Investor delivers notice requiring the Investor to purchase or the Company to sell the Shares under the Standby Equity Distribution Agreement; or (ii) the lowest price allowable under the rules of the Principal Market.

The Investor’s obligation to purchase, and the Company’s obligation to sell, the Shares under the Standby Equity Distribution Agreement is subject to certain conditions, including obtaining requisite relief from applicable Canadian securities regulators in respect of transactions of this nature, the Company filing and maintaining the effectiveness of a registration statement, and a supplement to the Company’s Canadian shelf prospectus, qualifying the issue and resale of the Shares and the commitment shares described below sold under the Standby Equity Distribution Agreement, and is limited to $500,000 per advance, and no more than $5,000,000 in the 30 days following May 29, 2020.

The commitment period under the Standby Equity Distribution Agreement commenced on the date thereof (the “Effective Date”) and expires on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the date of the Standby Equity Distribution Agreement, (ii) the date on which the Investor shall have made payment of advances pursuant to the Standby Equity Distribution Agreement in the aggregate amount of $50,000,000, (iii) upon the closing by the Company of a financing transaction with gross proceeds to the Company of $50,000,000 or greater, subject to certain provisions for the protection of the Investor, or (iv) the exercise by Canopy Growth Corporation of its call option, as provided for in the arrangement agreement between Canopy Growth Corporation and the Company dated April 18, 2019. The Company may also terminate the Standby Equity Distribution Agreement if the Company implements an at-the-market offering or similar equity distribution plan (the “ATM”) and Canadian securities laws or regulators prohibit the concurrent efficacy of the ATM and the rights afforded to the Investor to purchase Subordinate Voting Shares under the under the Standby Equity Distribution Agreement and provided the rights of the Investor to purchase Subordinate Voting Shares under the Standby Equity Distribution Agreement are, in all material respects, preserved and similar rights are afforded to the Investor through the ATM and/or other offering by the Company on a first-rights basis.

The Standby Equity Distribution Agreement contains customary representations, warranties and agreements of the Company and the Investor, indemnification rights and other obligations of the parties.

The Company agreed to issue to the Investor 200,000 Subordinate Voting Shares as commitment shares (the “Commitment Shares”) in consideration for entering into the Standby Equity Distribution Agreement. The Company will not receive any cash proceeds from the issuance of the Commitment Shares.

The Company expects to use the proceeds from any sales under the Standby Equity Distribution Agreement for working capital and other corporate purposes. The Investor has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s Subordinate Voting Shares.

The foregoing description of the Standby Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Standby Equity Distribution Agreement which will be filed as an exhibit to the Company’s next periodic filing.

Convertible Debenture

On May 29, 2020, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with YA II PN, Ltd. (the “Investor”), pursuant to which the Company sold and issued $11,000,000 in principal amount under a secured convertible debenture, with gross proceeds to the Company of $10,000,000 before transaction fees (the “Convertible Debenture”).

The Convertible Debenture will bear interest at 15% per annum and is secured by the Company’s medical cannabis dispensaries in Connecticut. The Convertible Debenture is convertible by the holder in whole or in part after September 30, 2020.  Prior to September 30, 2020, the holder may convert only $550,000 of principal amount. The Convertible Debenture is convertible into Class A Subordinate Voting Shares of the Company at a conversion price of $1.68 per share, subject to the conversion limitations described above. The Company has the right to redeem up to 95% of the principal amount on or prior to September 29, 2020 without penalty.

In connection with the Securities Purchase Agreement, the Company executed a registration rights agreement (the “Registration Rights Agreement”) pursuant to which it is required to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) for the resale of certain of the shares of the Company. Pursuant to the Registration Rights Agreement, the Company is required to meet certain obligations with respect to, among other things, the timeliness of the filing and effectiveness of the Registration Statement. The Company is obligated to file the Registration Statement no later than 30 days following May 29, 2020 and to have it declared effective by the SEC no later than 90 days after filing (the “Registration Obligations”).

The descriptions of the Securities Purchase Agreement, Convertible Debenture and Registration Rights Agreement (collectively, the “Transaction Documents”) are only summaries and are qualified in their entirety by reference to the full text of the form of such Transaction Documents attached hereto as Exhibits 10.1, 10.2 and 10.3.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed in this Item 2.03 is incorporated herein by reference to the information set forth in Item 1.01 under the header “Convertible Debenture”.

Item 3.02     Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 is incorporated herein by reference from Item 1.01.

The securities described in Item 1.01 above, under the header “Standby Equity Distribution Agreement”, were offered and sold in reliance upon Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The securities described in Item 1.01 above, under the header “Convertible Debenture”, were offered and sold in reliance upon Section 4(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated May 29, 2020.
10.2	Secured Convertible Debenture, dated May 29, 2020.
10.3	Registration Rights Agreement, dated May 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

Date: June 4, 2020	/s/ Glen Leibowitz
Glen Leibowitz Chief Financial Officer